UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earlies event reported): February 5, 2021

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIXN	OTCQX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers

On February 5, 2021, the Board of Directors of Aixin Life International, Inc. accepted the resignation of Yyuhua Zhu from his position as a member of the Board of Directors of the Company and from all committees on which he was serving.

On February 5, 2021, Mr. Christopher Lee was appointed as a Member of the Board of Directors of the Company. Concurrent with his appointment to the Board, Mr. Lee was also appointed as the Chairman of the Company’s Audit Committee and as a member of the Compensation Committee and Nominating and Corporate Governance Committees. Mr. Chang-Ping Lin will remain a member of the Audit Committee and will now serve as the Chairman of the Compensation Committee.

Christopher Lee, 49, has served as Chief Financial Officer of Semileds Corporation since September 2015. Mr. Lee joined Semileds Corporation in September 2014 and from November 2014 until his appointment as Chief Financial Officer, Mr. Lee was the interim Chief Financial Officer of Semileds Corporation. Semileds develops, manufactures and sells high performance light emitting diodes and is currently listed on The Nasdaq Stock Market. Mr. Lee has over 20 years of experience in accounting and finance, including US GAAP, PCAOB standards and SEC rules and regulations. Mr. Lee was a partner of KEDP CPA Group from August 2009 to June 2011 and a self-employed accountant from July 2011 to August 2014. Mr. Lee holds a BS degree in accounting from Ohio State University and a MS degree in business taxation from Golden Gate University and is licensed as a Certified Public Accountant (CPA) in the United States.

For his service as a director of the Company Mr. Lee will be paid $2,500 per month. In addition, he will be issued a number of shares of common stock or options to purchase common stock determined by the Compensation Committee when it next meets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AiXin Life International, Inc.

Date:	February 8, 2021	By:	/s/ Quanzhong Lin
Quanzhong Lin Chief Executive Officer